Post-retirement Benefits	12 Months Ended
Sep. 30, 2014
Text Block [Abstract]
Post-retirement Benefits
(15)	Post-retirement Benefits

Alion sponsors a post-retirement plan providing medical, dental, and vision coverage to eligible former employees. The Company is self-insured with a stop-loss limit under an insurance agreement. The plan was closed to new participants in fiscal 2008. It provides benefits until age 65 for employees who met certain age and service requirements. Alion requires most participants to pay the full expected cost of benefits. A limited number of participants, eligible for coverage after age 65, contribute a lesser amount. As of September 30, 2014, the Company had recognized a $491 thousand unfunded plan liability. Alion paid $46 thousand, $39 thousand and $59 thousand in plan benefits for the years ended September 30, 2014, 2013, and 2012. Participants contributed $15 thousand, $14 thousand and $12 thousand for the years ended September 30, 2014, 2013, and 2012.